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                            CLASS A, B AND C SHARES

                          AIM DEVELOPING MARKETS FUND

                     Supplement dated September 16, 1999
      to the Prospectus dated March 1, 1999, as revised August 16, 1999


The paragraph under the section "Redemption Fees" on Page A-4 of the Prospectus is deleted in its entirety and replaced with the following:

        "Generally, we will not charge you any fees to redeem your shares. However, if you acquired Class A shares of AIM Developing Markets Fund in connection with the reorganization of AIM Eastern Europe Fund, you will be charged a redemption fee of 2% of the net asset value of those shares, which will be paid to AIM Developing Markets Fund, if you redeem your shares within the first year after the reorganization. Your broker or financial consultant may charge service fees for handling redemption transactions. Your shares also may be subject to a contingent deferred sales charge (CDSC)."